CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the Golden Gate Fund, Inc. hereby certifies, to such officer's knowledge, that the report on Form N-CSR of the Golden Gate Fund, Inc. for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial
condition and results of operations of the Golden Gate Fund, Inc.             .

/s/ Bruce J. Raabe
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Bruce J. Raabe
Chief Executive Officer and
Chief Financial Officer
Golden Gate Fund, Inc.

Dated: March 10, 2004
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A signed original of this written statement required by Section 906 has been provided by the Golden Gate Fund, Inc. and will be retained by the Golden Gate Fund, Inc. and furnished to the SEC or its staff upon request.